UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 27, 2006

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-2578	OHIO EDISON COMPANY	34-0437786
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-3491	PENNSYLVANIA POWER COMPANY	25-0718810
(A Pennsylvania Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 (a) Non-Reliance on Previously Issued Unaudited Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2006 and the Six Months Ended June 30, 2006

On October 27, 2006, the Audit Committee of the Board of Directors of FirstEnergy Corp. concluded that the previously issued consolidated financial statements of FirstEnergy Corp., Ohio Edison Company (a wholly owned subsidiary of FirstEnergy) and Pennsylvania Power Company (a wholly owned subsidiary of Ohio Edison) for the three months ended March 31, 2006, and the six months ended June 30, 2006, as originally filed in their Forms 10-Q for the quarters ended March 31, 2006 and June 30, 2006, respectively, should not be relied upon due to a misclassification between cash flows from operating activities and cash flows from investing activities originally reported for those periods. The Audit Committee further determined that the Consolidated Statements of Income and Comprehensive Income for the three months ended March 31, 2006, and the three months and six months ended June 30, 2006, and the Consolidated Balance Sheets as of March 31, 2006 and June 30, 2006, were not affected by the misclassification. Accordingly, revenues, net income, earnings per share of common stock and total assets reported for the respective periods remain unchanged. There is also no effect to FirstEnergy’s forecasted cash from operations for the year 2006.

The Consolidated Statement of Cash Flows prepared by Pennsylvania Power Company (Penn) for the three months ended March 31, 2006 misclassified the liquidation of $78 million of cash investments that had been restricted as of December 31, 2005, associated with the repayment of long-term debt in the first quarter of 2006, as cash from operating activities instead of cash from investing activities. That misclassification was carried forward in the preparation of the Consolidated Statements of Cash Flows for Ohio Edison Company (OE) and FirstEnergy. The misclassification was not detected in the preparation of the Consolidated Statements of Cash Flows for Penn, OE and FirstEnergy for the six months ended June 30, 2006, but was discovered by Penn during the preparation of its Consolidated Statement of Cash Flows for the nine months ended September 30, 2006. Management immediately began the process of assessing the materiality of the misclassification to the respective Consolidated Statements of Cash Flows for Penn, OE and FirstEnergy, to determine whether the Forms 10-Q should be amended to reflect the correct classification.

The Audit Committee has discussed this matter with PricewaterhouseCoopers LLP, the Companies’ registered independent public accounting firm.

FirstEnergy, OE and Penn are filing this Form 8-K as required under the Exchange Act, within the time prescribed under the applicable regulations. The amended financial statements on Forms 10-Q/A for the quarters ended March 31, 2006 and June 30, 2006 for FirstEnergy, OE and Penn, related to the matter described above, were filed on November 1, 2006.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “believe,” “estimate” and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, the continued ability of FirstEnergy’s regulated utilities to collect transition and other charges or to recover increased transmission costs, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), and the legal and regulatory changes resulting from the implementation of the Energy Policy Act of 2005 (including, but not limited to, the repeal of the Public Utility Holding Company Act of 1935), the uncertainty of the timing and amounts of the capital expenditures needed to, among other things, implement the Air Quality Compliance Plan (including that such amounts could be higher than anticipated) or levels of emission reductions related to the Consent Decree resolving the New Source Review litigation, adverse regulatory or legal decisions and outcomes (including, but not limited to, the revocation of necessary licenses or operating permits, fines or other enforcement actions and remedies) of governmental investigations and oversight, including by the Securities and Exchange Commission, the United States Attorney’s Office, the Nuclear Regulatory Commission and the various state public utility commissions as disclosed in the registrants’ Securities and Exchange Commission filings, generally, and with respect to the Davis-Besse Nuclear Power Station outage and heightened scrutiny at the Perry Nuclear Power Plant in particular, the timing and outcome of various proceedings before the Public Utilities Commission of Ohio (including, but not limited to, the successful resolution of the issues remanded to the Public Utilities Commission of Ohio by the Ohio Supreme Court regarding the Rate Stabilization Plan) and the Pennsylvania Public Utility Commission, including the transition rate plan filings for Met-Ed and Penelec, the continuing availability and operation of generating units, the ability of generating units to continue to operate at, or near full capacity, the inability to accomplish or realize anticipated benefits from strategic goals (including employee workforce initiatives), the anticipated benefits from voluntary pension plan contributions, the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities and other capital markets and the cost of such capital, the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to the August 14, 2003 regional power outage, the successful completion of the share repurchase program announced August 10, 2006, the risks and other factors discussed from time to time in the registrants’ Securities and Exchange Commission filings, including their annual report on Form 10-K for the year ended December 31, 2005, and other similar factors. The registrants expressly disclaim any current intention to update any forward-looking statements contained herein as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 2, 2006

FIRSTENERGY CORP.
Registrant

OHIO EDISON COMPANY
Registrant

PENNSYLVANIA POWER COMPANY
Registrant

By:	/s/ Harvey L. Wagner
Harvey L. Wagner
Vice President, Controller and
Chief Accounting Officer